Exhibit 99.1

Thunder Power Enters Into $100 Million Committed Equity Facility

Wilmington, DE – August 21, 2024 – Thunder Power Holdings, Inc. (Nasdaq: AIEV) (“Thunder Power” or the “Company”), a technology innovator and a developer of premium passenger EVs, today announced that it has entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) for a $100.0 million committed equity facility (the “Facility”).

Transaction Overview

Pursuant to the Purchase Agreement, the Company, in its sole discretion, will have the right, but not the obligation, to issue and sell up to $100.0 million in newly issued shares of the Company’s common stock (the “Shares”) over a 36-month period subject to certain conditions, including that a registration statement covering the resale of the Shares is filed and declared effective by the Securities and Exchange Commission (“SEC”). The Company is not required to utilize the Facility, and controls the timing and amount of any drawdown on the Facility, subject to certain restrictions under the Facility. The Company intends to use the net proceeds from the Facility, if any, for working capital and general corporate purposes.

This press release is for informational purposes only and is not, and shall not constitute, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. The Shares issuable under the Facility have not been registered under the securities laws of the United States of America and may not be offered or sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws. The Company plans to file with the SEC a registration statement relating to the Shares issuable under the Facility. The Company cannot draw on the Facility, and the Shares may not be sold nor may offers to buy be accepted, prior to the time that the registration statement covering the Shares is declared effective.

About Thunder Power Holdings, Inc.

Thunder Power is a technology innovator and a developer of premium electric vehicles (“EVs”). The Company has developed several proprietary technologies, which are the building blocks of the Thunder Power family of EVs. The Company is focused on design and development of high-performance EVs, targeting the EV markets in the U.S., Europe and Asia.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding the Company management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the anticipated use of proceeds from the Facility. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on the current expectations and beliefs of the Company’s management, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on the Company, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company or its management) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory oversight, product and service acceptance, and that the Company will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the management’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of Thunder Power Holdings, Inc. (f/k/a “Feutune Light Acquisition Corporation”) with the Securities and Exchange Commission (“SEC”), and in the current and periodic reports filed or furnished by the Company from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on the information available to Thunder Power Holdings, Inc. and its management team as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Relations Contact

Robin Yang

ICR, LLC

ThunderPower.IR@icrinc.com

+1 (646) 880-9057